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 MFS Equity Income Fund                        MFS Convertible Securities Fund
 MFS Core Growth Fund                          MFS New Discovery Fund
 MFS Special Opportunities Fund                MFS Research International Fund
 MFS Blue Chip Fund                            MFS Science & Technology Fund



                  Supplement to the January 1, 1997 Prospectus


         MFS Aggressive Growth Fund (the "Fund") has changed its name to "MFS Strategic Growth Fund" and is now offered pursuant to a separate Prospectus dated January 1, 1997 as revised April 10, 1997. Shares of the Fund are no longer offered for sale pursuant to the attached Prospectus and references to the Fund in the attached Prospectus should be disregarded. For a copy of the Fund's new Prospectus, please contact the Shareholder Servicing Agent at 1-800-225-2606.


                  The date of this Supplement is April 10, 1997